Summary of Significant Accounting Policies (Tables)	12 Months Ended
Apr. 30, 2023
Summary of Significant Accounting Policies [Abstract]
Schedule of Property and Equipment	Property and equipment are stated at cost less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. The estimated useful lives are as follows:
Leasehold improvements	lesser of lease term or expected useful life
Office furniture and fixtures	2 – 4 years